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                                                                     EXHIBIT 4.1

                           [Form of Stock Certificate]


                                NTN CANADA, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


[Certificate Number]                                            Shares
                                                                [# of shares]

                                                                Cusip Number

         THIS CERTIFIES THAT






         is the owner of


      FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.046 EACH OF
                                NTN CANADA, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
         This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:



         -----------------------
                PRESIDENT
                                   [CORPORATE SEAL]
         -----------------------
                SECRETARY


                                                                  COUNTERSIGNED:
                                                     NORTH AMERICAN TRANSFER CO.
                                                            FREEPORT, N.Y. 11520
                                                                  TRANSFER AGENT


                                                            AUTHORIZED SIGNATURE



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                                 [REVERSE PAGE]

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-as tenants in common     UNIF GIFT MIN ACT-............Custodian........
TEN ENT-as tenants by the entireties                  (Cust)             (Minor)
JT TEN-as joint tenants with right of          under Uniform Gifts to Minors
       survivorship and not as tenants         Act....................
       in common                                       (State)
     Additional abbreviations may also be used though not in the above list


For value received_______________hereby sell, assign and transfer unto [social security or other identifying number]

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated_________________



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NOTICE:    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.